Exhibit 10.16

AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Shareholders Agreement, dated as of April 29, 2011 (the “Agreement”) is made as of April 20, 2012, by and among Community Choice Financial Inc., an Ohio corporation (the “Company”), Diamond Castle Partners IV, L.P. (“DCP IV”), Diamond Castle Partners IV-A, L.P. (“DCP IV-A”), Deal Leaders Fund, L.P. (“DCP Leaders” and, together with DCP IV and DCP IV-A, the “DCP Investor”), each Person listed as a 2006 Rollover Holder on Schedule A to the Agreement or executing a Joinder Agreement as a 2006 Rollover Holder (each, a “2006 Rollover Holder” and, collectively, the “2006 Rollover Holders”), each Person listed as a 2011 Rollover Holder on Schedule A to the Agreement or executing a Joinder Agreement as a 2011 Rollover Holder (each, a “2011 Rollover Holder” and, collectively, the “2011 Rollover Holders” and, together with the 2006 Rollover Holders, the “Rollover Holders”), and each Person listed as a Management Holder on Schedule A to the Agreement or executing a Joinder Agreement as a Management Holder (each, a “Management Holder” and, collectively, the “Management Holders” and, together with the Rollover Holders, the “Minority Holders”).

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the Company is preparing for an Initial Public Offering and the parties hereto agree that this Amendment is in the best interests of the Company in connection with such Initial Public Offering; and

WHEREAS, the parties to the Agreement wish to amend the Agreement such that Sections 2.1, 2.2, 2.3, 2.8, 3.1(b)(iii) and (iv) and 6.2 of the Agreement terminate upon the occurrence of an Initial Public Offering.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.               Defined Terms.  Capitalized terms not otherwise defined in this Amendment shall have the meanings specified in the Agreement.

2.               Amendment of Section 8.4(c).  Section 8.4(c) of the Agreement is amended and restated in its entirety to read as follows:

“This Agreement shall terminate upon the earlier to occur of (i) an Initial Public Offering; provided, however, that, notwithstanding anything to the contrary contained in this Agreement, the provisions of (x) Sections 3.2, 3.3 and 6.1 and Articles 5 (other than Section 5.13, which shall terminate upon an Initial Public Offering), 7 and 8 shall survive the Initial Public Offering in accordance with their respective terms, and (y) Article 2 (other than Sections 2.1, 2.2, 2.3 and 2.8, which shall terminate upon an Initial Public Offering) shall survive the Initial Public Offering in accordance with its terms unless and until the DCP Investor sells a majority of its Initial Shares to one or more independent third parties (that are not its Affiliates) in a bona fide, arm’s-length transaction; (ii) a Change of Control; provided, however, the provisions of Articles 5 (other than Section 5.13, which shall terminate upon a Change of Control), 6, 7 and 8 shall survive a Change of Control; or (iii) the bankruptcy, liquidation or dissolution of the Company.”

3.               Effect of this Amendment; Modification.  Except as amended hereby, the Agreement shall remain unmodified and in full force and effect.

4.               Entire Agreement. The Agreement and this Amendment contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior arrangements or understandings respect hereto.

5.               Counterparts.  This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

6.               Governing Law.  The corporate laws of the State of Ohio (without regard to the conflicts of laws rules of such state) shall govern all issues concerning the relative rights of the Company and the Shareholders and the duties and obligations of the Company’s directors to the Company and the Shareholders.  All other issues concerning the construction, validity and interpretation of this Amendment, and the obligations, rights and remedies of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state, without regard to the conflicts of laws rules of such state.

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[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) as of the date first above written.

COMMUNITY CHOICE FINANCIAL INC.

By:	/s/ Bridgette Roman
	Name:	Bridgette Roman
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]

DIAMOND CASTLE PARTNERS IV, L.P.

By: DCP IV GP, L.P., its general partner

By: DCP IV GP-GP, L.P., its general partner

By:	/s/ Andrew Rush
Name:	Andrew Rush
Title:	Senior Managing Director

DIAMOND CASTLE PARTNERS IV-A, L.P.

By: DCP IV GP, L.P., its general partner

By: DCP IV GP-GP, L.P., its general partner

By:	/s/ Andrew Rush
Name:	Andrew Rush
Title:	Senior Managing Director

DEAL LEADERS FUND, L.P.

By: DCP IV GP, L.P., its general partner

By: DCP IV GP-GP, L.P., its general partner

By:	/s/ Andrew Rush
Name:	Andrew Rush
Title:	Senior Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]

2006 ROLLOVER HOLDERS

JAMES H. FRAUENBERG 1998 TRUST

By:	/s/ James H. Frauenberg
	Name:	James H. Frauenberg
	Title:	Trustee

JAMES H. FRAUENBERG 1998 DESCENDANTS TRUST

By:	/s/ James H. Frauenberg
	Name:	James H. Frauenberg
	Title:	Trustee

MICHAEL W. LENHART 1998 TRUST

By:	/s/ Michael W. Lenhart
	Name:	Michael W. Lenhart
	Title:	Trustee

MICHAEL W. LENHART 1998 DESCENDANTS TRUST

By:	/s/ Irene S. Lenhart
	Name:	Irene S. Lenhart
	Title:	Trustee

/s/ Chad M. Streff
CHAD M. STREFF

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]

2011 ROLLOVER HOLDERS

GOLDEN GATE CAPITAL INVESTMENT FUND II, L.P.
GOLDEN GATE CAPITAL INVESTMENT FUND II, L.P.
GOLDEN GATE CAPITAL INVESTMENT FUND II A, L.P.
GOLDEN GATE CAPITAL INVESTMENT FUND II (AI), L.P.
GOLDEN GATE CAPITAL INVESTMENT FUND II A (AI), L.P.
GOLDEN GATE CAPITAL ASSOCIATES II QP, L.L.C.
GOLDEN GATE CAPITAL ASSOCIATES II AI, L.L.C.

By:	Golden Gate Capital Management II, L.L.C.
Its:	Authorized Representative

/s/ David Dominik
By:	David Dominik
Its:	Managing Director

CCG AV, L.L.C.	SERIES A
CCG AV, L.L.C.	SERIES C
CCG AV, L.L.C.	SERIES G
CCG AV, L.L.C.	SERIES I

By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative

/s/ David Dominik
By:	David Dominik
Its:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]

CALIFORNIA CHECK CASHING STORES, INC.

By:	/s/ Jonathan B. Eager
	Name:	Jonathan B. Eager
	Title:	President

CALIFORNIA CHECK CASHING STORES II, INC.

By:	/s/ Mark Tavill
	Name:	Mark Tavill
	Title:	President

CALIFORNIA CHECK CASHING STORES IV, INC.

By:	/s/ Richard Lake
	Name:	Richard Lake
	Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]

MANAGEMENT HOLDERS:

/s/ William E. Saunders, Jr.
WILLIAM E. SAUNDERS, JR.

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT]